Exhibit 99.4

Sunrise Operations UK Limited, Sunrise Operations VW Limited, Sunrise Operations Elstree Limited, Sunrise Operations Banstead Limited, Sunrise Operations Purley Limited, Sunrise Home Help Services Limited, Sunrise Home Help Services VW Limited, Sunrise Home Help Elstree Limited, Sunrise Home Help Banstead Limited and Sunrise Home Help Purley Limited

Combined Unaudited Financial Statements as of and for the period ended September 30, 2012

Sunrise Operations UK Limited, Sunrise Operations VW Limited, Sunrise Operations Elstree Limited, Sunrise Operations Banstead Limited, Sunrise Operations Purley Limited, Sunrise Home Help Services Limited, Sunrise Home Help Services VW Limited, Sunrise Home Help Elstree Limited, Sunrise Home Help Banstead Limited and Sunrise Home Help Purley Limited

TABLE OF CONTENTS

Page

COMBINED UNAUDITED FINANCIAL STATEMENTS AS OF AND FOR THE PERIOD ENDED SEPTEMBER 30, 2012:

Combined Balance Sheet	2

Combined Statement of Operations and Comprehensive Income	3

Combined Statement of Changes in Invested Capital	4

Combined Statement of Cash Flows	5

Notes to the Combined Unaudited Financial Statements	6 - 11

Sunrise Operations UK Limited, Sunrise Operations VW Limited, Sunrise Operations Elstree Limited, Sunrise Operations Banstead Limited, Sunrise Operations Purley Limited, Sunrise Home Help Services Limited, Sunrise Home Help Services VW Limited, Sunrise Home Help Elstree Limited, Sunrise Home Help Banstead Limited and Sunrise Home Help Purley Limited

COMBINED BALANCE SHEET

AS OF SEPTEMBER 30, 2012 (UNAUDITED) AND DECEMBER 31, 2011

	September 30, 2012	December 31, 2011
	(unaudited)
	£000	£000
CURRENT ASSETS
Cash and cash equivalents	2,190	514
Restricted cash	39	63
Trade receivables – net of allowance for doubtful accounts of £116,000 and £116,000 as of September 30, 2012 and December 31, 2011, respectively	1,807	1,207
Receivables from affiliates	2,059	6,369
Other receivables	133	151
Inventory	26	28
Deferred tax asset	67	78
Prepaid expenses and other assets	150	115

TOTAL CURRENT ASSETS	6,471	8,525

TOTAL ASSETS	6,471	8,525

LIABILITIES AND INVESTED CAPITAL
CURRENT LIABILITIES
Accounts payable	113	133
Accrued expenses	572	716
Accrued payroll expenses	542	505
Accrued taxes	706	296
Payable to affiliates	15,740	19,625
Deferred revenue	599	371
Security and reservation deposits	39	62

TOTAL CURRENT LIABILITIES	18,311	21,708

INVESTED CAPITAL	(11,840)	(13,183)

TOTAL LIABILITIES AND INVESTED CAPITAL	6,471	8,525

See notes to combined financial statements

Sunrise Operations UK Limited, Sunrise Operations VW Limited, Sunrise Operations Elstree Limited, Sunrise Operations Banstead Limited, Sunrise Operations Purley Limited, Sunrise Home Help Services Limited, Sunrise Home Help Services VW Limited, Sunrise Home Help Elstree Limited, Sunrise Home Help Banstead Limited and Sunrise Home Help Purley Limited

COMBINED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012 (UNAUDITED)

	9 months ended September 30, 2012	9 months ended September 30, 2011
	(unaudited)	(unaudited)
	£000	£000
OPERATING REVENUE:
Resident fees	22,071	20,939
OPERATING EXPENSES:
Labour	8,050	7,767
Lease expenses	6,992	6,949
General and administrative	881	1,194
Management fees	1,550	1,464
Food	672	613
Insurance	87	98
Non-recoverable VAT	564	757
Utilities	427	430
Repairs and maintenance	541	545
Advertising and marketing	213	209
Ancillary expenses	317	337
Bad debt	19	23

Total operating expenses	20,313	20,386

INCOME FROM OPERATIONS	1,758	552

Income tax charge	415	60

NET INCOME	1,343	492

Other comprehensive income	—	—

TOTAL COMPREHENSIVE INCOME	1,343	492

See notes to combined financial statements

Sunrise Operations UK Limited, Sunrise Operations VW Limited, Sunrise Operations Elstree Limited, Sunrise Operations Banstead Limited, Sunrise Operations Purley Limited, Sunrise Home Help Services Limited, Sunrise Home Help Services VW Limited, Sunrise Home Help Elstree Limited, Sunrise Home Help Banstead Limited and Sunrise Home Help Purley Limited

COMBINED STATEMENT OF CHANGES IN INVESTED CAPITAL

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012 (UNAUDITED)

(unaudited )
£000
INVESTED CAPITAL – January 1, 2012	(13,183)
Net income	1,343

INVESTED CAPITAL – September 30, 2012	(11,840)

See notes to combined financial statements

Sunrise Operations UK Limited, Sunrise Operations VW Limited, Sunrise Operations Elstree Limited, Sunrise Operations Banstead Limited, Sunrise Operations Purley Limited, Sunrise Home Help Services Limited, Sunrise Home Help Services VW Limited, Sunrise Home Help Elstree Limited, Sunrise Home Help Banstead Limited and Sunrise Home Help Purley Limited

COMBINED STATEMENT OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012 (UNAUDITED)

	9 months ended September 30, 2012	9 months ended September 30, 2011
	(unaudited)	(unaudited)
	£000	£000
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	1,343	492
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for bad debts	19	23
Benefit from deferred income taxes	11	—
Changes in operating assets and liabilities:
Restricted cash	24	80
Trade receivables	(619)	129
Payables to affiliates	787	(2,469)
Inventory	2	2
Other receivables	18	18
Prepaid expenses and other assets	(35)	20
Accounts payable	(20)	111
Accrued expenses	(144)	(34)
Accrued payroll expenses	37	3
Accrued taxes	410	79
Security and reservation deposits	(23)	(55)
Deferred revenue	228	(2)

Net cash provided by operating activities	2,038	(1,603)

CASH FLOWS FROM FINANCING ACTIVITIES:

Financing provided to affiliates	(362)	(1,047)

NET INCREASE / (DECREASE) IN CASH AND CASH EQUIVALENTS	1,676	(2,650)
CASH AND CASH EQUIVALENTS, beginning of period	514	4,007

CASH AND CASH EQUIVALENTS, end of period	2,190	1,357

See notes to combined financial statements

Sunrise Operations UK Limited, Sunrise Operations VW Limited, Sunrise Operations Elstree Limited, Sunrise Operations Banstead Limited, Sunrise Operations Purley Limited, Sunrise Home Help Services Limited, Sunrise Home Help Services VW Limited, Sunrise Home Help Elstree Limited, Sunrise Home Help Banstead Limited and Sunrise Home Help Purley Limited

NOTES TO COMBINED FINANCIAL STATEMENTS

AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012 AND 2011 (UNAUDITED)

1.	ORGANISATION AND PRESENTATION

Organisation

Sunrise Operations UK Limited, Sunrise Operations VW Limited, Sunrise Operations Elstree Limited, Sunrise Operations Banstead Limited and Sunrise Operations Purley Limited (the “Opcos”) were registered and incorporated in England and Wales.

Sunrise Home Help Services Limited, Sunrise Home Help VW Limited, Sunrise Home Help Elstree Limited, Sunrise Home Help Banstead Limited and Sunrise Home Help Purley Limited (the “Carecos”) were also registered and incorporated in England and Wales.

The Opcos and Carecos are together referred to herein as the “Companies”.

The principal activity of the Opcos is the provision of accommodation and non-complex medical care to elderly residents for a monthly fee. The Opcos’ services will generally not be covered by health insurance so the monthly fees will be payable by the residents, their family, or another responsible party. All communities are located in the United Kingdom.

The principal activity of the Carecos is the provision of domicilary care services to the Opcos.

As of December 31, 2011 the ultimate owner of the Companies was Sunrise First Euro Properties Limited Partnership (the “Partnership”), a partnership formed under the laws of Jersey, Channel Islands.

The Partnership has two limited partners, namely Sunrise Senior Living International Limited Partnership (“SSL LP”) and Assisted Living First Euro Investments Limited and a General Partner. Sunrise First Euro Properties GP Limited which is registered and incorporated in Jersey, Channel Islands and was established to act as General Partner of the Partnership. The General Partner is responsible for the management and control of the business affairs of the Partnership and has the right to transact business and sign documents in the Partnership’s name. The General Partner must obtain the approval of the board of directors for certain major transactions as defined in the Shareholders’ Agreement.

On December 20, 2012, Assisted Living First Euro Investments Limited sold its interest in the Partnership to HCN UK Investments Limited, itself a wholly owned subsidiary undertaking of Health Care REIT, Inc (“HCN”) (see Note 6).

On January 9, 2013 the Merger Agreement entered into by HCN and Sunrise Senior Living Inc. (“SSL Inc”) on August 21, 2012 for HCN to acquire all the outstanding common stock of SSL Inc completed. From that date the Partnership and all the Companies became wholly owned subsidiary undertakings of HCN. (see Note 6).

The accompanying unaudited combined financial statements include all normal recurring adjustments which are, in the opinion of management, necessary for a fair presentation of the results for the nine months ended September 30, 2012 and 2011. Certain information and footnote disclosures normally included in the financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) have been condensed or omitted. These combined financial statements should be read together with our audited combined financial statements and the notes thereto for the year ended December 31, 2011 included in this Form 8-K/A. Operating results are not necessarily indicative of the results that may be expected for the year ending December 31, 2012. We have reclassified certain amounts to conform with the current period presentation.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting — The accompanying combined financial statements include the combined financial statements of the Companies after elimination of all intercompany accounts and intercompany transactions. The financial results of the Companies have been combined to reflect the combined results of the Opcos and Carecos which are under the common ownership and control of the Partnership. The Companies reviewed subsequent events up to March 22, 2013, the date the combined financial statements were approved and issued.

Going concern — The Companies have made a combined net income of £1,343,000 for the period ended September 30, 2012 and have a combined invested capital deficit of £11,840,000 as of September 30, 2012. In preparing the combined financial statements, the directors have reviewed the combined position as of the balance sheet date and the results for the period then ended. The directors recognise that the combination of Companies presented, represents only part of the operational performance and position of the wider group which also owns the care community assets and has associated debt funding.

When performing their going concern assessments, the directors therefore consider the entire group cash flows because the General Partner directs that the subsidiaries of the Partnership will support each other, if required. In light of the reported combined position and performance, the directors have considered the changes in circumstances that have arisen as part of the Sale and Purchase Agreements, described in note 6, dated December 20, 2012 and January 9, 2013, whereby HCN UK Investment Limited acquired an 80% interest in the Companies and subsequently, HCN acquired the remaining 20% interest in the Companies. As a result of their review which demonstrates that the group is self supporting, the directors are satisfied that the going concern basis of preparation is appropriate for the combined financial statements for the period ended September 30, 2012.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the combined financial statements and accompanying notes. Significant estimates and assumptions have been made with respect to the recoverable amounts of receivables and amortization periods of deferred revenue. Actual results could differ from those estimates.

Cash and Cash Equivalents — Cash and cash equivalents include all highly liquid investments with an original maturity of three months or less. Throughout the year, the Companies may have cash balances in excess of government insured amounts on deposit with various financial institutions.

Restricted Cash — Restricted cash balances represent deposits received from potential residents. The cash is moved from the restricted cash accounts to the operational cash accounts once the resident has moved into the community and the deposit is no longer refundable.

Trade Receivables and Allowance for Doubtful Accounts — The Companies provide an allowance for doubtful accounts on their outstanding receivables balance based on its collection history and an estimate of uncollectible accounts.

Leases — The companies lease communities under operating leases. Rentals payable under operating leases are charged in the profit and loss account on a straight line basis over the lease term.

Revenue Recognition and Deferred Revenue — Operating revenue consists of resident fee revenue, including resident community fees. Resident community fees are deferred and recognised as income over one year, corresponding to the period over which resident are expected to reside within the communities with no increase in fees. Generally, the agreements are cancellable by residents with 30 days notice. All other resident fee revenue is recognised when services are rendered. The Companies invoice the residents monthly in advance of the services being rendered, and therefore, revenue is deferred until the services are rendered and the revenue is earned through the month of occupancy.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Foreign currencies — The combined financial statements are presented in Sterling which is the Companies’ functional and presentational currency. Foreign currency transactions are translated into sterling at the rates ruling when they occur. Foreign currency monetary assets and liabilities are retranslated at the rates ruling at the balance sheet date. Any differences are taken to the statement of operations.

Legal Contingencies — We are subject to various legal proceedings and claims, the outcomes of which are subject to significant uncertainty. An accrual is recorded for loss contingencies when a loss is probable and the amount of the loss can be reasonable estimated. Accruals are reviewed regularly and revisions are made based on changes in facts and circumstances.

Deferred Taxes — Deferred income taxes reflect the impact of temporary differences between the amounts of assets and liabilities recognised for financial reporting purposes and such amounts recognised for tax purposes. Current year amounts payable or refundable are recorded, as well as the consequences of events that give rise to deferred tax assets and liabilities based on differences in how these events are treated for tax purposes. Estimates of deferred tax assets and liabilities are based on current tax laws and rates and, in certain cases, business plans and other expectations about future outcomes. A valuation allowance against net deferred tax assets is provided when it is more likely than not that sufficient taxable income will not be generated to utilise the net deferred tax assets.

Fair Value Measurement — Fair value is based on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In order to increase consistency and comparability in fair value measurements, ASC Fair Value Measurements Topic establishes a fair value hierarchy that prioritizes observable and unobservable inputs used to measure fair value into three broad levels. These levels, in order of highest priority to lowest priority, are described below:

Level 1 — Quoted prices (unadjusted) in active markets that are accessible at the measurement date for assets or liabilities.

Level 2 — Observable prices that are based on inputs not quoted on active markets, but corroborated by market data.

Level 3 — Unobservable inputs are used when little or no market data is available.

As of September 30, 2012, the carrying amounts of certain financial instruments, including cash and cash equivalents, restricted cash, accounts receivable, accounts payable and other liabilities were representative of their fair values because of the short-term maturity of these instruments.

3.	TAX

The provision for income taxes related to continuing operations was £415,000 for the nine months ended September 30, 2012. The Opcos are subject to UK corporation tax at a blended rate of 25% on their trading profits for the six months to September 2012. Our tax expense relates primarily to tax to the government of the United Kingdom.

Our effective tax rate for continuing operations was 23.6% for the nine months ended September 30, 2012 and the main differences between the theoretical tax rate and effective tax rate are related to less tax payable of £67,000 in relation to a change in the valuation allowance offset by more tax payable of £48,000 in relation to non taxable items.

Deferred tax assets are recognised for tax losses in the Opcos, only to the extent that there is sufficient assurance that adequate profits will be generated in the future by these entities to utilize the tax losses to realize these assets.

3.	TAX (CONTINUED)

The main rate of corporation tax was reduced from 26% to 24% effective from 1 April 2012. At the balance sheet date, the tax rate applicable for calculating deferred tax was 23%, being the rate enacted on July 3, 2012. On the same date The Finance Act 2012 provided for a further reduction in the main rate of corporation tax to 23% from 1 April 2013 and a subsequent expectation of a further reduction in the main rate of corporation tax to be enacted during 2013 to reduce the main rate to 21% from 1 April 2014. The affect of future rate reductions are not material to the Companies and the impact has therefore not been included in the combined financial statements.

There were no uncertain tax positions and no interest or penalties incurred.

4.	COMMITMENTS AND CONTINGENCIES

The senior living business entails an inherent risk of liability from personal injury claims, abuse and neglect claims and other claims. The companies, as well as other participants in the industry, are subject to lawsuits alleging these and similar claims. These lawsuits may involve large claims and significant legal costs. The companies maintain liability insurance policies in amounts believed to be adequate based on the nature and risks of our business, historical experience and industry standards. The Companies’ insurance policies concerning medical malpractice cover all individual claims in excess of £25,000. While the outcome of these claims and lawsuits cannot be predicted with certainty, management of the Companies does not believe the ultimate resolution of these matters will have a material adverse effect on the Companies’ financial position.

The Companies have granted Bank of Scotland plc a deed of debenture over all their assets in respect of monies due to the bank by the entities in the Sunrise First Euro Properties Limited Partnership group. Outstanding balances to the Bank of Scotland plc were repaid in December 2012 and consequently the debenture was cancelled.

5.	TRANSACTIONS WITH AFFILIATES

Each Community Opco has entered into a management agreement with Sunrise Senior Living Limited (“SSL Ltd”) to provide management and operational services relating to the communities. SSL Ltd is a wholly owned subsidiary of, and is ultimately controlled by, SSL Inc, a company incorporated in the United States. SSL Inc is the parent undertaking of SSL LP.

Under the management agreements, SSL Ltd as manager of the communities will receive management fees equal to 7% of revenues from the Communities. Total management fees incurred by the Opcos in 9 months to September 30, 2012 were £1,549,702.

5.	TRANSACTIONS WITH AFFILIATES (CONTINUED)

Under operating lease agreements, rent payable to the related property companies (the “Propcos”) during the 9 months to September 30, amounted to £6,948,750. The Propcos are also wholly owned subsidiaries of the Partnership.

As a result of the above, the following amounts were payable to affiliates at the year end:

	30 September 2012	31 December 2011
	£000	£000
Sunrise Senior Living Limited	(724)	(285)
Frognal Properties Limited	(188)	(923)
Elstree Properties Limited	(2,684)	(3,372)
Sunrise of Elstree Limited	(1,121)	(1,121)
VW Properties Limited	(129)	(1,778)
Sunrise of Virginia Water Limited	(426)	(411)
Sunrise of Banstead Limited	(170)	(987)
Sunrise of Purley Limited	(10,290)	(10,748)

	(15,740)	(19,625)

As a result of funding and settlement transactions, the following amounts were receivable from affiliates at the year end:

	30 September 2012	31 December 2011
	£000	£000
Sunrise First Euro Holdings (Jersey) Limited	1,256	4,500
Sunrise Jersey Holdings IV Limited	763	1,850
Sunrise at Frognal House	35	19
Frognal Properties Limited	5

	2,059	6,369

No formal loan agreements are in place for the above balances and no interest is charged or due on the amounts receivable or charged on amounts payable. The amounts relate transferred funds to enable debt repayments in relation to external debt within Sunrise First Euro Properties Limited Partnership Group (refer to note 4). Sunrise First Euro Holdings (Jersey) Limited and Sunrise Jersey Holdings IV Limited are both wholly-owned subsidiaries of Sunrise First Euro Properties Limited Partnership.

6.	SUBSEQUENT EVENTS

On December 20, 2012, HCN UK Investments Limited, a wholly owned subsidiary of HCN entered into an agreement with Assisted Living First Euro Investments Limited to acquire its 80% interest in the Partnership for a total initial consideration of £65,000,000. SSL LP’s 20% interest remained unchanged. As part of the acquisition, HCN repaid the existing third part debt totaling £80,600,000 and replaced it with a credit agreement initially bearing interest at one month London Interbank Offer Rate plus 5%.

On January 9, 2013 the Merger Agreement entered into by HCN and Sunrise Senior Living Inc. (“SSL Inc”) on August 21, 2012 for HCN to acquire all the outstanding common stock of SSL Inc completed. From that date the Partnership and all the Companies became wholly owned subsidiary undertakings of HCN.

The Opcos executed new management agreements with Sunrise Senior Living Limited which became effective as of January 9, 2013. The new agreements provide for payment of a base management fee based on gross revenues as previously was the case but the amount of management fees are expected to reduce following adoption of the new agreement. The agreements are for an initial term of 15 years with an automatic renewal for an additional 15 years if certain Net Operating Income thresholds (as defined in the agreements) are met. It is not possible to accurately determine the future fees since amounts are dependent on future operating revenues.

The Companies reviewed subsequent events up to March 22, 2013, the date the combined financial statements were approved and issued.